Exhibit 10.19(d)

GIACOMEL PTY LTD

and

ADMEDUS BIOMANUFACTURING PTY LTD

and

ANTERIS TECHNOLOGIES LTD

Deed of Assignment of Lease

Unit 1, 26 Harris Road, Malaga

lawyers

Level 5, The Grosvenor

12 St Georges Terrace

Perth WA 6000

Tel: (08) 6244 3237

Fax: (08) 6245 3159

Ref: FVW/221938

Assignment of lease	Cooper Webb Lawyers

This deed of assignment of lease is made on 28th March 2023 between the following parties:

1.	Giacomel Pty Ltd (ACN 009 189 011) as trustee for the Adriano Property Unit Trust care of Prime Property Agency of Level 1, 66 Collingwood Street, Osborne Park in the State of Western Australia

(Lessor)

2.	Admedus Biomanufacturing Pty Ltd (ACN 085 385 637) of 26 Harris Road, Malaga in the State of Western Australia

(Assignor)

3.	Admedus Regen Pty Ltd (ACN 095 710 339) of 26 Harris Road, Malaga in the State of Western Australia

(Assignee)

4.	Anteris Technologies Ltd (ACN 088 221 078), previously Admedus Ltd, with registered address at “Toowong Tower” Level 3, 9 Sherwood Road, Toowong in the State of Queensland

(Guarantor)

Recitals

A.	The Lessor is the registered proprietor of the Land.

B.	Subject to the consent of the Lessor, the Assignor has agreed to assign to the Assignee all right title and interest of the Assignor in the Lease for the unexpired Term and the benefit of all rights and privileges contained in the Lease as from the Assignment Date.

C.	At the request of the other parties, the Lessor has consented to the assignment by the Assignor to the Assignee of the Assignor’s right title and interest in the Lease subject to the Assignor and the Assignee entering into this Deed.

The parties agree in consideration of, among other things, the mutual promises contained in this deed:

1.	Definitions and interpretation

1.1	Definitions

In this deed:

Assignment Date means the date specified in Item 6 of the Schedule.

Business Day means a day on which banks are open for business in the city where the notice or other communication is received excluding a Saturday, Sunday or public holiday.

Assignment of lease	Cooper Webb Lawyers

Government Agency means any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity.

Land means the land described in Item 1 of the Schedule.

Lease means the lease described in Item 3 of the Schedule as amended, varied or supplemented from time to time.

Premises means the premises described in Item 2 of the Schedule.

Schedule means the schedule to this deed.

Tenant means the Assignor as indicated in the parties above.

Term means the term of the Lease indicated in Item 4 of the Schedule and any extension or renewal of that term.

1.2	Interpretation

In this deed:

(a)	words importing the singular include the plural and the converse;

(b)	words importing a gender include all genders;

(c)	where a word or phrase is defined, its other grammatical forms have a corresponding meaning;

(d)	an expression importing a natural person includes an individual, a firm, a body corporate, an unincorporated association and any Government Agency;

(e)	a reference to any thing (including any right) includes a part of that thing but nothing in this clause 1.2(e) implies that performance of part of an obligation constitutes performance of the obligation;

(f)	a reference to a clause, party, annexure, exhibit or schedule is a reference to a clause of, and a party, annexure, exhibit and schedule to, this deed and a reference to this deed includes any annexure, exhibit and schedule;

(g)	a reference to legislation or to a provision of legislation includes any modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it;

(h)	a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

(i)	a reference to a party to a document includes that party’s successors and permitted substitutes (including persons taking by novation), assigns and in the case of the Lessor an assignee of the reversion;

(j)	a reference to a deed other than this deed includes an undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;

(k)	a deed, representation or warranty in favour of two or more persons is for the benefit of them jointly and each of them individually;

Assignment of lease	Cooper Webb Lawyers

(l)	nothing in this deed is to be interpreted against a party on the ground that the party put it forward;

(m)	a reference to liquidation includes official management, appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding-up, dissolution, deregistration, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or any similar procedure or, where applicable, changes in the constitution of any partnership or person, or death;

(n)	the meaning of terms is not limited by specific examples introduced by expressions “including” or “for example”, or similar expressions;

(o)	a reference to Australian Dollars, A$ and $ is a reference to the lawful currency of Australia; and

(p)	the Corporations Act is a reference to the Corporations Act 2001 (Cth).

1.3	Business Day

Where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the next Business Day.

2.	Assignment

The Assignor as tenant of the Lease assigns to the Assignee absolutely the Assignor’s right title and interest in the Lease for the unexpired Term.

3.	Assignor’s covenants in favour of Assignee

The Assignor covenants with the Assignee:

(a)	that as at the Assignment Date it is not in default under the Lease and has a good right and title to assign its right title and interest in the Lease assigned by this deed or intended so to be and that it has not encumbered the same and it will indemnify the Assignee in respect of any act or thing regarding which it may be in default under the Lease;

(b)	that it will at the cost of the Assignee do such further acts and sign such further documents as the Assignee may reasonably require in order to assure the Assignor’s right title and interest in the Lease more effectually to the Assignee; and

(c)	that it will indemnify and keep indemnified the Assignee from and against all damages, losses, claims, actions, liability, expenses and costs for which the Assignee is held liable, or which it incurs including reasonable legal fees (on a solicitor/own client bases) as a result of or arising out of any act or omission by the Assignor before the Assignment Date.

4.	Costs

It is agreed the Assignee will be responsible for the legal costs incidental to the negotiation preparation and execution of this assignment.

Assignment of lease	Cooper Webb Lawyers

5.	General

5.1	Governing law and jurisdiction

(a)	This deed is governed by the laws of Western Australia.

(b)	Each of the parties irrevocably submits to the exclusive jurisdiction of the courts of Western Australia.

5.2	Further assurances

Each party must do all things and execute all further documents necessary to give full effect to this deed.

5.3	Entire deed

This deed supersedes all previous deeds in respect of its subject matter and embodies the entire deed between the parties in respect of its subject matter.

5.4	Time of the essence

Time is of the essence of this deed.

5.5	Counterparts

(a)	This deed may be executed in any number of counterparts.

(b)	All counterparts, taken together, constitute one instrument.

(c)	A party may execute this deed by signing any counterpart.

(d)	A facsimile or emailed copy will be acceptable.

5.6	To the extent not excluded by law

The rights, duties and remedies granted or imposed under the provisions of this deed operate to the extent not excluded by law.

Assignment of lease	Cooper Webb Lawyers

Schedule

Item 1:	Land

Lot 69 on Plan 56784 being the whole of the land comprised in Certificate of Title Volume 2709 Folio 870.

Item 2:	Description of Premises

The Premises commonly known as Unit 1, 26 Harris Road, Malaga in the State of Western Australia.

Item 3:	Lease

The undated lease during 2009 between the Lessor and the then Lessee.

The deed of variation of lease made on 23 June 2014 varying the Lessee’s former name to now current and change of guarantor for the premises.

The deed of extension and variation of lease made on 19 February 2019 between the Lessor and the Lessee.

Item 4:	Balance Term

Balance of current term expiring on 31 January 2024.

Item 5:	Assignment Date

1 January 2023.

Item 6:	Additional Provisions

All other terms and conditions of the existing lease remain.

Assignment of lease	Cooper Webb Lawyers

Executed as a deed:

Signed by

Giacomel Pty Ltd as trustee for the Adriano Property Unit Trust
(ACN 009 189 011)
By Section 127 of the Corporations Act 2001:

/s/ Tristan Giacomel
Director	Director
Tristan Giacomel

Signed by
Admedus Biomanufacturing Pty Ltd
(ACN 085 385 637)
By Section 127 of the Corporations Act 2001:

/s/ Stephen Anthony Denaro	/s/ Wayne Geoffrey Paterson
Director	Director
Stephen Anthony Denaro	Wayne Geoffrey Paterson

Signed by
Admedus Regen Pty Ltd
(ACN 095 710 339)
By Section 127 of the Corporations Act 2001:

/s/ Stephen Anthony Denaro	/s/ Wayne Geoffrey Paterson
Director	Director
Stephen Anthony Denaro	Wayne Geoffrey Paterson

Signed by
Anteris Technologies Ltd
(ACN 088 221 078)
By Section 127 of the Corporations Act 2001:

/s/ Wayne Geoffrey Paterson	/s/ Stephen Anthony Denaro
Director	Director